UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Railroad Avenue, Midland, Pennsylvania	15059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +1 - 412 - 515-0896

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2024, Mawson Infrastructure Group Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The following matters were considered and voted on at the Annual Meeting:

(i)	the ratification of the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
(ii)	the election of four (4) nominees to serve on the board of directors of the Company (the “Board”) until the 2025 annual meeting of stockholders or until their respective successor is duly elected and qualified; and
(iii)	the approval and adoption of Company’s 2024 Omnibus Equity Incentive Plan.

At the Annual Meeting:

(I)	the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified;
(II)	each of Ryan Costello, Rahul Mewawalla, Greg Martin, and Michael Hughes, were elected to serve on the Board until the 2025 annual meeting of stockholders or until their respective successor is duly elected and qualified;
(III)	the Company’s 2024 Omnibus Equity Incentive Plan was approved and adopted.

The final voting results were as follows:

(A) The ratification of the appointment of Wolf & Company PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
7,550,652	361,572	1,325	0.00

(B) Election of four (4) members of the Board:

Nominee	For	Against	Abstain	Broker Non-Votes
Ryan Costello	3,507,747	627,194	875,609	2,902,999
Rahul Mewawalla	4,075,582	831,281	103,687	2,902,999
Greg Martin	2,994,544	1,140,365	875,641	2,902,999
Michael Hughes	2,892,939	1,140,120	977,491	2,902,999

(C) The approval and adoption of the Company’s 2024 Omnibus Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
2,642,362	2,328,605	39,583	2,902,999

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of cryptocurrencies, and further or new regulation of digital assets. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 21, 2023, November 13, 2023, May 15, 2024, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: June 14, 2024	By:	/s/ Kaliste Saloom
Kaliste Saloom
General Counsel and Corporate Secretary